UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2016 (April 1, 2016)

The ADT Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35502	45-4517261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road

Boca Raton, Florida 33431

(Address of principal executive offices, including Zip Code)

(561) 988-3600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 1, 2016, Prime Security Services Borrower, LLC (together with its subsidiaries, “Protection 1”) announced that The ADT Corporation (the “Company”) (NYSE: ADT) has commenced consent solicitations (the “Consent Solicitations”) from holders of its 5.250% Senior Notes due 2020 (the “2020 Notes”), 6.250% Senior Notes due 2021 (the “2021 Notes”), 3.500% Notes due 2022 (the “2022 Notes”), 4.125% Senior Notes due 2023 (the “2023 Notes”) and 4.875% Notes due 2042 (the “2042 Notes” and, together with the 2020 Notes, the 2021 Notes, the 2022 Notes and the 2023 Notes, the “Consent Notes”). The record date to determine holders of the Consent Notes eligible to consent is March 31, 2016.

Also on April 1, 2016, Prime Security One MS, Inc. (the “Offeror”), a wholly owned subsidiary of Protection 1, launched (i) tender offers to purchase (the “Tender Offers”) any and all of ADT’s outstanding $750,000,000 aggregate principal amount of 2.250% Notes due 2017 (the “2017 Notes”) and $500,000,000 aggregate principal amount of 4.125% Senior Notes due 2019 (the “2019 Notes” and, together with the 2017 Notes, the “Short-Term ADT Notes”) as well as (ii) an offer to exchange (the “Exchange Offer”) new 4.875% First-Priority Senior Secured Notes due 2032 (the “Exchange Notes”) for any and all of ADT’s outstanding 2042 Notes that are held by eligible holders.

A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

This current report on Form 8-K does not constitute a solicitation of any consent in respect of, or an offer to purchase, or a solicitation of an offer to sell, any securities. The Consent Solicitations, Tender Offers and Exchange Offer are being made only pursuant to the applicable offering documents. The applicable offering documents for the Consent Solicitations and the Tender Offers will be distributed to all holders of the Consent Notes and the Short-Term ADT Notes, as applicable.

Certain supplemental information being made available in connection with the transactions described above is furnished as Exhibit 99.2 hereto.

As provided in General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 1, 2016

99.2	Supplemental Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ADT CORPORATION

Date: April 1, 2016
	By:	/s/ N. David Bleisch
	Name:	N. David Bleisch
	Title:	Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 1, 2016

99.2	Supplemental Information